UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014 (March 14, 2014)

WONDER INTERNATIONAL EDUCATION & INVESTMENT GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	333-163635	26-2773442
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8040 E. Morgan Trail, #18, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (480) 966-2020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On March 14, 2014, the board of directors (the “Board”) of Wonder International Education & Investment Group Corporation (the “Company”) dismissed Friedman LLP (“Friedman”) as its independent registered public accounting firm, effective as of March 14, 2014.

Friedman was engaged as the independent registered public accounting firm on July 29, 2013 (such period from July 29, 2013 through Friedman’s dismissal, the “Engagement Period”). During the Engagement Period, Friedman did not issue any reports on the Company’s financial statements that contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2012 and December 31, 2013 and through the Engagement Period: (i) there were no disagreements between the Company and Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference in connection with Friedman’s opinion to the subject matter of the disagreement; and (ii) there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K.

On March 18, 2014, the Company provided Friedman with a copy of the disclosures that the Company is making in response to Item 4.01 on this Form 8-K, and requested that Friedman furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The Company has filed a copy of such letter as exhibit 99.1 to this Current Report.

(b) Engagement of New Independent Registered Public Accounting Firm

On March 14, 2014, concurrently with the Board’s dismissal of Friedman, the Board appointed Keith K. Zhen, CPA (“KKZ”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013.

During the years ended December 31, 2012 and December 31, 2013 and through the date hereof, neither the Company nor anyone acting on its behalf consulted KKZ with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that KKZ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from Friedman LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder International Education & Investment Group Corporation

Date: March 20, 2014	By:	/s/ WenMing Xie
WenMing Xie Chief Financial Officer